PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT
IN RESPECT TO THE QUARTERLY PERIOD FROM 09 MAY 2005 TO 07 AUGUST 2005
NOTE INFORMATION

	Class A Notes		A$ Class B Notes
Original Principal Balance of each class of Note at the time of their issue	US$	1,000,000,000	A$	54,000,000

Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	465,377,100	A$	54,000,000

Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	47,601,000	A$	0

Principal Balance of each class of Note after payments referred to above have been applied	US$	417,776,100	A$	54,000,000

Note Factor at the end of the Quarterly Payment Date		0.417776100		1.000000000

Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	4,068,475	A$	864,325

LIBOR / BBSW in respect of this quarterly period		3.22850%		5.67000%

Rate of interest payable on each class of Note in respect of this quarterly period		3.45850%		6.42000%

SUBORDINATION LEVELS

Moody’s indicative required subordination level at time of issue		2.55%
Standard & Poor’s indicative required subordination level at time of issue		1.67%
Fitch indicative required subordination level at time of issue		2.03%
Initial Subordination Level provided on the Closing Date		3.01%
Actual Subordination Level on this Quarterly Payment Date		6.92%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 29 July 2005 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY

Redraw Facility Limit as at 29 July 2005	A$	5,000,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	3,083
Interest paid on Redraw Facility Principal during the quarterly period	A$	4,066

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	4,316,760
Principal Cash Balance at the end of this Quarterly Payment Date	A$	3,902,840

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0

COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$	101,632,227
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$	3,902,840
Less : Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	97,729,387
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	14,944,948

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	82,784,439

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$	82,784,439
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	82,784,439

US$ Equivalent of Principal Collections to be applied towards repayment of US$ notes on the Quarterly Payment Date	US$	47,601,000

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 09 MAY 2005 TO 07 AUGUST 2005 (continued)
HOUSING LOAN POOL INFORMATION IN AUD

	Number of Housing Loans	Number of Housing Loan	Maximum Current Housing		Minimum Current Housing
		Accounts	Loan Balance		Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	4,350	5,230	A$	840,057	A$	0

	Weighted Average Original	Weighted Average Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.76%	68.65%	95.00%	A$	1,317,995,661

	Outstanding Balance of		Outstanding Balance of Fixed		Outstanding Balance of		Average Current Housing
	Housing Loans		Rate Housing Loans		Variable Rate Housing Loans		Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$	775,167,787	A$	76,375,855	A$	698,791,932	A$	178,199

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	336 months	326 months	39 months	16.46%
FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$	0
DELINQUENCY INFORMATION
     As at the opening of business on July 1, 2005.

	Number of Housing Loans	Percentage of Pool by number	Outstanding Balance of the		Percentage of Pool by
			Applicable Delinquent		Outstanding Balance of
			Housing Loans		Housing Loans

30 - 59 days	9	0.17%	A$	2,304,072	0.30%
60 - 89 days	4	0.08%	A$	660,859	0.09%
90 - 119 days	5	0.10%	A$	1,296,626	0.17%
Greater than 120 days	6	0.11%	A$	1,246,792	0.16%

Total Arrears	24	0.46%	A$	5,508,348	0.72%

MORTGAGE INSURANCE CLAIMS INFORMATION
     Details provided are in respect of the period since the Closing Date to the opening of business on July 1, 2005.

Amount of mortgage insurance claims made:	A$	29,450
Amount of mortgage insurance claims paid:	A$	0
Amount of mortgage insurance claims pending:	A$	29,450
Amount of mortgage insurance claims denied:	A$	0